UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 25, 2013

DESTINATION MATERNITY CORPORATION

(Exact name of Registrant as specified in Charter)

Delaware	0-21196	13-3045573
(State or Other Jurisdiction of Incorporation or Organization)	Commission File number	(I.R.S. Employer Identification Number)

456 North 5th Street

Philadelphia, PA 19123

(Address of Principal Executive Offices)

(215) 873-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02.	Results of Operations and Financial Condition

On January 31, 2013, Destination Maternity Corporation (the “Company”) issued a press release and held a broadly accessible conference call to discuss its financial results for its first fiscal quarter ended December 31, 2012. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The press release contained non-GAAP financial measures within the meaning of the Securities and Exchange Commission’s Regulation G, including: (a) Adjusted EBITDA (operating income before deduction for the following non-cash charges: (i) depreciation and amortization expense; (ii) loss on impairment of tangible and intangible assets; (iii) loss on disposal of assets; and (iv) stock-based compensation expense), together with the percentage of net sales represented by this measure; (b) Adjusted net income, before stock-based compensation expense and loss on extinguishment of debt; (c) Adjusted net income per share - diluted, before stock-based compensation expense; (d) Adjusted net income per share - diluted, before stock-based compensation expense and loss on extinguishment of debt; and (e) net cash.

The Company believes that each of these non-GAAP financial measures provides useful information about the Company’s results of operations and/or financial position to both investors and management. Each non-GAAP financial measure is provided because management believes it is an important measure of financial performance used in the retail industry to measure operating results, to determine the value of companies within the industry and to define standards for borrowing from institutional lenders. The Company uses each of these non-GAAP financial measures as a measure of the performance of the Company. The Company provides these measures to investors to assist them in performing their analysis of its historical operating results. Each of these non-GAAP financial measures, except net cash (debt), reflects a measure of the Company’s operating results before consideration of certain charges and consequently, none of these measures should be construed as an alternative to net income (loss) or operating income (loss) as an indicator of the Company’s operating performance, or as an alternative to cash flows from operating activities as a measure of the Company’s liquidity, as determined in accordance with generally accepted accounting principles. The Company may calculate each of these non-GAAP financial measures differently than other companies.

With respect to the non-GAAP financial measures discussed in the press release, the Company has provided, as an attachment to such press release, a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

The disclosure in this Current Report, including in the Exhibits attached hereto, of any financial information shall not constitute an admission that such information is material.

Item 5.07.	Submission of Matters to a Vote of Security Holders

On January 25, 2013, the Company held its annual meeting of stockholders in Philadelphia, Pennsylvania (the “Annual Meeting”). As of December 3, 2012, the Company’s record date, there were a total of 13,487,694 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 12,131,770 shares of Common Stock were represented in person or by proxy and, therefore, a quorum was present.

The stockholders of the Company voted on the following items at the Annual Meeting:

1.	To elect eight directors of the Company;

2.	To ratify the action of the Audit Committee of the Board of Directors of the Company (the “Board”) in appointing KPMG LLP (“KPMG”) as independent registered public accountants to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending September 30, 2013 and the Company’s internal controls over financial reporting as of September 30, 2013;

3.	To approve, via an advisory vote, the Company’s executive compensation;

4.	To approve an amendment and restatement of the Company’s Management Incentive Program; and

5.	To approve an amendment to the Company’s 2005 Equity Incentive Plan (as amended and restated, the “2005 Plan”).

Votes regarding the election of the director nominees were as follows:

Director Nominee	For	Withheld	Broker Non-Votes

Arnaud Ajdler	10,624,927	114,817	1,392,026
Michael J. Blitzer	10,716,533	23,211	1,392,026
Barry Erdos	10,624,486	115,258	1,392,026
Joseph A. Goldblum	10,606,884	132,860	1,392,026
Edward M. Krell	10,612,401	127,343	1,392,026
Melissa Payner-Gregor	10,624,557	115,187	1,392,026
William A. Schwartz, Jr.	10,606,433	133,311	1,392,026
B. Allen Weinstein	10,624,409	115,335	1,392,026

Based on the votes set forth above, the director nominees were duly elected.

The proposal to ratify the appointment of KPMG as independent registered public accountants for the fiscal year ending September 30, 2013 received the following votes:

For	Against	Abstain	Broker Non-Votes

12,029,317	96,037	6,416	0

Based on the votes set forth above, the appointment of KPMG as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2013 was duly ratified.

The proposal to approve the Company’s executive compensation received the following votes:

For	Against	Abstain	Broker Non-Votes

10,191,226	491,524	56,994	1,392,026

Based on the votes set forth above, the Company’s executive compensation was approved.

The proposal to approve an amendment and restatement of the Company’s Management Incentive Program received the following votes:

For	Against	Abstain	Broker Non-Votes

10,472,618	260,347	6,779	1,392,026

Based on the votes set forth above, the amendment and restatement of the Company’s Management Incentive Program was approved. The Management Incentive Program is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

The proposal to approve an amendment to the 2005 Plan received the following votes:

For	Against	Abstain	Broker Non-Votes

9,710,281	1,022,484	6,979	1,392,026

Based on the votes set forth above, the amendment to the 2005 Plan was approved. The 2005 Plan is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 8.01.	Other Events

On January 25, 2013, the Board re-elected Mr. Arnaud Ajdler to serve as the Non-Executive Chairman of the Board.

The Board also declared a regular quarterly cash dividend of $0.175 per share payable March 28, 2013 to stockholders of record at the close of business on March 7, 2013.

A copy of the press release announcing the cash dividend is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

Exhibit No.	Description

10.1	Management Incentive Program.

10.2	2005 Equity Incentive Plan (as amended and restated).

99.1	Press Release of the Company dated January 31, 2013.

99.2	Press Release of the Company dated January 30, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: January 31, 2013	DESTINATION MATERNITY CORPORATION

	By:	/s/ Judd P. Tirnauer
Judd P. Tirnauer
Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Management Incentive Program.

10.2	2005 Equity Incentive Plan (as amended and restated).

99.1	Press Release of the Company dated January 31, 2013.

99.2	Press Release of the Company dated January 30, 2013.